UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_________________________

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
ECLIPSE FUNDS
(Name of Registrant as Specified in Its Charter)
_________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
N/A
	(2)	Aggregate number of securities to which transaction applies:
N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
	(4)	Proposed maximum aggregate value of transaction:
N/A
	(5)	Total fee paid:
N/A
☐	Fee paid with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
N/A
	(2)	Form, Schedule or Registration Statement No.:
N/A
	(3)	Filing Party:
N/A
	(4)	Date Filed:
N/A

169 Lackawanna Ave. Parsippany, NJ 07054 mainstayinvestments.com

November 5, 2009

Special Notice to MainStay Small Cap Growth Fund Shareholders
The shareholder meeting scheduled for November 5, 2009 (due to an adjournment on October 16, 2009 and October 22, 2009) regarding the proposed reorganization of the MainStay Small Cap Growth Fund into the MainStay Small Company Value Fund has been adjourned until November 16, 2009 at 9:30 a.m. Eastern time. The shareholder meeting was adjourned to allow the Fund additional time to solicit enough proxies to achieve quorum and pass the proposal.

If you have any questions, please feel free to call 800-MAINSTAY (624-6782).

Securities distributed by NYLIFE Distributors LLC.